UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549
_______________________________

     FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2008

VOXWARE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-021403	36-3934824
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

300 American Metro Blvd., Suite 155, Hamilton, New Jersey		08619
(Address of Principal Executive Offices)		(Zip Code)

(609) 514-4100
(Registrant's telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition.

     On September 29, 2008, Voxware, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter and year ended June 30, 2008. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

     The information in this Item 2.02 (including the related information included in the press release attached as Exhibit 99.1 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release of Voxware, Inc. dated September 29, 2008 reporting its financial results for the quarter and year ended June 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXWARE, INC.

By:	/s/ William G. Levering, III
William G. Levering, III
Chief Financial Officer

Dated: September 29, 2008